UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GI DYNAMICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐		Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GI DYNAMICS, INC.

PO Box 51915

Boston, MA 02205

May 1, 2018

Dear Stockholder:

You are cordially invited to attend the 2018 annual meeting of stockholders of GI Dynamics, Inc. (the “Annual Meeting”), to be held on May 21, 2018, at 6:00 p.m., United States Eastern Daylight Time, (which is on May 22, 2018, at 8:00 a.m., Australian Eastern Standard Time), at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111. The attached notice of Annual Meeting and proxy statement describe the business which we will conduct at the Annual Meeting and provides information about us that you should consider when you vote your shares of common stock.

All stockholders and holders of our CHESS Depositary Interests (“CDIs”) are invited to attend the Annual Meeting in person or via telephone and we hope you will be able to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, you are urged to vote or submit your proxy card or CDI Voting Instruction Form as soon as possible so that your shares of common stock (or shares of common stock underlying your CDIs) can be voted at the Annual Meeting in accordance with your instructions. When you have finished reading the proxy statement, we encourage you to vote promptly. You may vote your shares of common stock (or direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote if you hold your shares of common stock in the form of CDIs) by following the instructions on the enclosed proxy card or the CDI Voting Instruction Form. Internet voting is available as described in the enclosed materials. Therefore, when you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares of common stock will be represented and voted at the meeting, whether or not you can attend. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Thank you for your ongoing support. We look forward to speaking with you at the Annual Meeting.

Sincerely,

Scott Schorer

Chief Executive Officer

GI DYNAMICS, INC.

Post Office Box 51915

Boston, MA 02205

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

An Annual Meeting of stockholders of GI Dynamics, Inc. (the “Company”), a Delaware corporation, will be held on May 21, 2018, at 6:00 p.m., United States Eastern Daylight Time, (which is on May 22, 2018 at 8:00 a.m., Australian Eastern Standard Time) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, for the following purposes:

1.	To elect the one Class I director nominee named in the accompanying proxy statement to serve a three-year term expiring in 2021;

2.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 30,000 stock options to purchase 30,000 shares of common stock to Juliet Thompson on the terms set out in the accompanying proxy statement;

3.	For the purposes of ASX Listing Rule 7.1A and for all other purposes, to approve the issue of equity securities up to 10% of the issued capital of the Company (calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A) on the terms and conditions set out in the accompanying proxy statement; and

4.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

Our board of directors recommends a vote “FOR” Proposals 1 through 3, except for Juliet Thompson. (with respect to Proposal 2 only), who abstains from making a recommendation with respect to Proposal 2 due to her personal interest in that Proposal.

Stockholders entitled to notice of and to vote at the Annual Meeting shall be determined as of the close of business on March 31, 2018 (Australian Eastern Standard Time), the record date fixed by our Board of Directors for such purpose (the “Record Date”). The owners of common stock as of the Record Date are entitled to vote at the Annual Meeting and any adjournments or postponements of the meeting. Record holders of CDIs, as of the close of business on the Record Date, are entitled to receive notice of and to attend the Annual Meeting or any adjournment or postponement of the meeting and may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd (“CDN”), to vote the shares of common stock underlying their CDIs by following the instructions on the enclosed CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au. Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the Annual Meeting in accordance with the instructions received via the CDI Voting Instruction Form or online. A list of stockholders of record will be available at the Annual Meeting and, during the 10 days prior to the Annual Meeting, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111 or by mailing the Company at its mailing address at GI Dynamics, Secretary, Post Office Box 51915, Boston, MA 02205.

The proxy statement that accompanies and forms part of this Notice of Annual Meeting provides information in relation to each of the matters to be considered at the Annual Meeting. The Notice of Annual Meeting and the proxy statement should be read in their entirety. If a stockholder or a holder of our CDIs is in doubt as to how they should vote at the Annual Meeting, they should seek advice from their legal counsel, accountant or other professional adviser prior to voting.

All stockholders and holders of our CDIs are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date, and return the enclosed proxy card or CDI Voting Instruction Form as soon as possible so that your shares (or the shares of common stock underlying your CDIs) can be voted at the Annual Meeting in accordance with the instructions on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS,

Houry Youssoufian

Corporate Secretary

Boston, Massachusetts

May 1, 2018

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

GI DYNAMICS, INC.

Post Office Box 51915

Boston, MA 02205

PROXY STATEMENT FOR THE GI DYNAMICS

2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2018 EDT

This proxy statement and the enclosed proxy card and CDI Voting Instruction Form are being mailed to stockholders and CDI holders on or about May 1, 2018 and are furnished in connection with the solicitation of proxies by the Board of Directors of GI Dynamics, Inc. (“GI Dynamics”, “we”, “us”, or the “Company”) for use at an annual meeting of stockholders (the “Annual Meeting”) to be held on May 21, 2018, at 6:00 p.m., United States Eastern Daylight Time, (which is on May 22, 2018 at 8:00 a.m., Australian Eastern Standard Time) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, and at any adjournments or postponements thereof.

IMPORTANT: To ensure that your shares of common stock are represented at the Annual Meeting, please vote your shares of common stock (or, for CDI holders, direct CDN to vote your CDIs) via the Internet or by marking, signing, dating, and returning the enclosed proxy card or CDI Voting Instruction Form to the address specified. If you attend the Annual Meeting, you may choose to vote in person even if you have previously voted your shares of common stock, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form or voting online at www.linkmarketservices.com.au and may not vote in person.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

This proxy statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares of common stock or CDIs. Instead, if you hold shares of common stock you may vote your shares of common stock by marking, signing, dating and returning the enclosed proxy card. If you hold CDIs, you may vote your CDIs by signing and returning the enclosed CDI Voting Instruction Form.

Why is the Company Soliciting My Proxy?

The board of directors of GI Dynamics is soliciting your proxy to vote at the Annual Meeting to be held on Monday, May 21, 2018 at 6:00 p.m., U.S. Eastern Daylight Time (which is 8:00 a.m. on Tuesday, May 22, 2018, Australian Eastern Standard Time) at the offices of Mintz Levin, One Financial Center, Boston, MA 02111 and any adjournments of the Annual Meeting. The proxy statement along with the accompanying Notice of 2018 Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

If you held shares of our common stock at 4:30 p.m. on March 31, 2018 Australian Eastern Standard Time (which is 2:30 a.m. on March 31, 2018 U.S. Eastern Daylight Time) (the “Record Date”), you are invited to attend the Annual Meeting and vote on the proposals described in this proxy statement. Those persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting and may instruct CDN to vote at the Annual Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au.

We have sent you this proxy statement, the Notice of 2018 Annual Meeting of Stockholders, the proxy card, CDI Voting Instruction Form and a copy of our Annual Report because you owned shares of GI Dynamics, Inc.’s common stock or CDIs on the Record Date. The Company intends to commence distribution of the proxy materials to stockholders on or about May 1, 2018.

Who Can Vote?

If you were a holder of GI Dynamics common stock, either as a stockholder of record or as the beneficial owner of shares held in street name as of 4:30 p.m. on March 31, 2018 Australian Eastern Standard Time (which is 2:30 a.m. on March 31, 2018 U.S. Eastern Daylight Time), the Record Date for the Annual Meeting, you may vote your shares at the Annual Meeting. As of the Record Date, there were 12,331,101 shares of our common stock outstanding and entitled to vote (equivalent to 616,555,050 CDIs assuming all shares of common stock were converted into CDIs on the Record Date). Our common stock is our only class of voting stock. Each stockholder has one vote for each share of common stock held as of the Record Date. Each CDI holder is entitled to direct CDN to vote one vote for every fifty (50) CDIs held by such holder. As summarized below, there are some distinctions between shares held of record and those owned beneficially and held in street name.

You do not need to attend the Annual Meeting to vote your shares (or shares underlying your CDIs). Shares represented by valid proxies or, for CDI holders, by valid CDI Voting Instruction Forms, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change My Vote or Revoke My Proxy?” below.

What Does It Mean To Be A “Stockholder Of Record?”

You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company. As a stockholder of record, you have the right to grant your voting proxy directly to GI Dynamics or to vote in person at the Annual Meeting. If you received printed proxy materials, we have enclosed or sent a proxy card for you to use. You may also vote by Internet, as described below under the heading “How Do I Vote My Shares of GI Dynamics Common Stock?” Holders of CDIs are entitled to receive notice of and to attend the Annual Meeting and may direct CDN to vote at the Annual Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au.

What Does It Mean To Beneficially Own Shares In “Street Name?”

You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization. If this is the case, the proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting. If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposals on which your broker does not have discretionary authority to vote (a “broker non-vote”).

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy or by Internet, as described below under the heading “How Do I Vote My Shares of GI Dynamics Common Stock?”

How Do I Vote My Shares of GI Dynamics Common Stock?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares of common stock in the manner you indicate. You may specify whether your shares of common stock should be voted for, against, or abstain with respect to all of the Proposals to be voted on at the Annual Meeting. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares of common stock are registered directly in your name through our stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares of common stock voted, they will be voted as recommended by our Board of Directors. The proxy card must be received prior to the Annual Meeting.

•	By Internet. Follow the instructions attached to the proxy card to vote by Internet.

•	In person at the meeting. If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 8:00 a.m. on May 18, 2018 Australian Eastern Standard Time (which is 6:00 p.m. on May 17, 2018 United States Eastern Daylight Time).

If your shares of common stock are held in “street name” (held in the name of a bank, broker, or other nominee), you must provide the bank, broker, or other holder of record with instructions on how to vote your shares of common stock and can do so as follows:

•	By mail. Follow the instructions you receive from your broker or other nominee explaining how to vote your shares of common stock.

•	By Internet or by telephone. Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.

•	In person at the meeting. Contact the broker or other nominee who holds your shares of common stock to obtain a broker’s proxy card and bring it with you to the Annual Meeting. You will not be able to vote at the Annual Meeting unless you have a proxy card from your broker.

How Do I Vote If I Hold CDIs?

Each CDI holder is entitled to direct CDN to vote one vote for every fifty (50) CDIs held by such holder. Those persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting and any adjournment or postponement thereof, and may direct CDN to vote their underlying shares of common stock at the Annual Meeting by voting online at www.linkmarketservices.com.au, or by returning the CDI Voting Instruction Form to Link Market Services Limited, the agent we designated for the collection and processing of voting instructions from our CDI holders, so that it is received by Link Market Services Limited no later than 8:00 a.m. on Saturday May 19, 2018 Australian Eastern Standard Time (which is 6:00 p.m. on Friday May 18, 2018 United States Eastern Daylight Time) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions.

Alternatively, CDI holders have the following options in order to vote at the Annual Meeting:

•	informing GI Dynamics that they wish to nominate themselves or another person to be appointed as CDN’s proxy for the purposes of attending and voting at the Annual Meeting; or

•	converting their CDIs into a holding of shares of GI Dynamics common stock and voting these at the meeting (however, if thereafter the former CDI holder wishes to sell their investment on the ASX, it would be necessary to convert shares of common stock back into CDIs). This must be done prior to the Record Date for the Annual Meeting.

As holders of CDIs will not appear on GI Dynamics’ share register as the legal holders of the shares of common stock, they will not be entitled to vote at our stockholder meetings unless one of the above steps is undertaken.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The board of directors (with Juliet Thompson abstaining from making a recommendation on Proposal 2 only due to her personal interest in that proposal) recommends that you vote as follows:

•	“FOR” the election of the Class I director named in this proxy statement to hold office for a term of three years;

•	“FOR” the approval of the grant of stock options to Juliet Thompson, a non-executive director of the Company; and

•	“FOR” the approval of the additional 10% placement capacity;

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement

May I Change My Vote or Revoke My Proxy?

If you are a stockholder of record and give us your proxy, you may change your vote or revoke your proxy at any time before the Annual Meeting in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet as instructed above;

•	by notifying our corporate secretary in writing at GI Dynamics, Inc., Post Office Box 51915 , Boston, MA 02205, U.S.A., Attention: Corporate Secretary before the Annual Meeting that you have revoked your proxy; or

•	by attending the Annual Meeting in person, revoking your proxy and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by Internet or proxy card, is the one that will be counted.

If you are a beneficial owner and hold shares of common stock through a broker, bank or other nominee, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also change your vote or revoke your voting instructions in person at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares of common stock.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Link Market Services Limited a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent which notice must be received by Link

Market Services Limited no later than 8:00 a.m. on Saturday May 19, 2018 Australian Eastern Standard Time (which is 6:00 p.m. on Friday May 18, 2018 United States Eastern Daylight Time).

Where Can I find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. In accordance with the requirements of ASX Listing Rule 3.13.2, we will disclose to ASX the voting results of the Annual Meeting immediately after the meeting and will also report the results on a current report on Form 8-K filed with the U.S. Securities and Exchange Commission.

How Do I Attend the Annual Meeting?

Admission to the Annual Meeting in person is limited to our stockholders or holders of CDIs, one member of their respective immediate families, or their named representatives. We reserve the right to limit the number of immediate family members or representatives who may attend the meeting. Stockholders of record, holders of CDIs of record, immediate family member guests, and representatives will be required to present government-issued photo identification (e.g., driver’s license or passport) to gain admission to the Annual Meeting.

To register to attend the Annual Meeting, please contact our Investor Relations as follows:

•	by e-mail at investor@gidynamics.com;

•	by phone at +1 781-357-3250 in the U.S or at +61 2 9325 9046 in Australia;

•	by fax to +1 781-357-3301; or

•	by mail to GI Dynamics, Investor Relations at PO Box 51915, Boston, MA 02205, U.S.A. Please include the following information in your request:

•	your name and complete mailing address;

•	whether you require special assistance at the Annual Meeting;

•	if you will be naming a representative to attend the Annual Meeting on your behalf, the name, complete mailing address, and telephone number of that individual;

•	proof that you own GI Dynamics shares of common stock or hold CDIs as of the Record Date (such as a letter from your bank, broker, or other financial institution; a photocopy of a current brokerage or other account statement; or, a photocopy of a holding statement); and

•	the name of your immediate family member guest, if one will accompany you.

Please be advised that no cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Annual Meeting.

You need not attend the Annual Meeting in order to vote.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote My Shares of GI Dynamics Common Stock?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Subject to Voting Exclusion Statements for a Proposal, the Vote Required to Approve Each Proposal and How Votes are counted is set out below. Information on voting exclusion statements is set out in the additional information provided for each Proposal.

Proposal 1: Elect one Class I Director	The nominee for director who receives the most “FOR” votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. A vote to abstain will not count as a vote cast “FOR” or “AGAINST” a director nominee, and abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve Non-Executive Director Stock Option Grant	The affirmative vote of a majority of the votes cast for this proposal is required to approve the grant to Juliet Thompson, one of our non-executive directors, of the stock options described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the option grant. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approve an Additional 10% Placement Capacity	The affirmative vote of at least 75% of the votes cast for this proposal is required to approve the additional 10% placement capacity. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of an additional 10% placement capacity. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of one-third of the voting power of all outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Could Other Matters Be Decided at the Annual Meeting?

We are currently unaware of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement. If other matters are properly presented for consideration at the Annual Meeting and you are a stockholder of record and have submitted your proxy, the persons named in your proxy will have the discretion to vote on those matters for you.

Electronic Delivery of Future Stockholder Communications

Most stockholders and CDI holders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. If you are a stockholder or CDI holder of record, you can choose this option and save us the cost of producing and mailing these documents by going to www.linkmarketservices.com.au, accessing your account information and following the instructions provided.

PROPOSAL 1: ELECTION OF ONE CLASS I DIRECTOR

Our Certificate of Incorporation and Bylaws provide that the maximum number of directors is ten (10) and that this maximum may only be changed by majority vote of the board of directors. Our board is divided into three classes with staggered three-year terms. One class of directors is elected at each annual meeting of stockholders to serve for a three-year term, and those directors will hold office until their successors have been duly elected and qualified. Following the resignation of Jack Meyer, effective January 4, 2017, Michael A. Carusi, effective June 2, 2017, and Graham Bradley and Anne Keating, effective November 24, 2017, our board of directors currently consists of four (4) members, classified into three classes as follows: (1) Juliet Thompson constitutes a class with a term ending at this Annual Meeting (“Class I Director”); (2) Timothy J. Barberich constitutes a class with a term ending at the annual meeting of stockholders to be held in 2019 (“Class II Director”); and (3) Daniel J. Moore and Oern R. Stuge, M.D. constitute a class with a term ending at the annual meeting of stockholders to be held in 2020 (“Class III Directors”).

On August 22, 2017, our board of directors elected Juliet Thompson as a Class I Director of the Company at the Annual Meeting for a term of three years to serve until the annual meeting of stockholders to be held in 2021, and until her respective successor has been duly elected and qualified.

Vote Required and Board of Directors Recommendation

Directors are elected by a plurality of the votes cast at the Annual Meeting, which means that the director nominees receiving the highest number of “FOR” votes will be elected as the Class I Director. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as Class I Director of Juliet Thompson. In the event that the nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the board of directors may recommend in the nominee’s place. We have no reason to believe that the nominee will be unable or unwilling to serve as directors.

THE BOARD OF DIRECTORS (EXCLUDING JULIET THOMPSON WHO ABSTAINS FROM MAKING A RECOMMENDATION WITH RESPECT TO HER OWN ELECTION DUE TO HER PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS THE ELECTION OF JULIET THOMPSON AS CLASS I DIRECTOR.

PROPOSAL 2: APPROVE THE GRANT OF STOCK OPTIONS TO NON-EXECUTIVE DIRECTOR OF THE COMPANY

Background

As part of its overall compensation program, our non-executive directors receive, subject to stockholder approval being obtained under the ASX Listing Rules, a significant portion of their annual compensation in the form of long-term incentive equity-based awards.

On August 22, 2017 (August 23, 2017, Australian Eastern Daylight Time), the board approved, subject to obtaining stockholder approval at this meeting, pursuant to the Company’s 2011 Employee, Director and Consultant Equity Incentive Plan (“2011 Plan”), the grant of 30,000 stock options to purchase 30,000 shares of our common stock (collectively, the “NED Options”) to Juliet Thompson, one of the Company’s non-executive directors (the “Non-Executive Director”), under our current non- employee director compensation program.

As of March 31, 2018, the market value of a share of common stock issuable upon exercise of a NED Option was US$1.04 based upon the closing price of our CDIs on the ASX on March 31, 2018. As of March 31, 2018, the Company had a total of 1,668,219 shares of common stock reserved for potential future issuance for employees, consultants and directors. Proposal 2 recommends the issuance of the NED Options to the Non- Executive Director, which, in aggregate, constitute approximately 1.8% of the total number of shares of common stock so reserved for potential future issuance.

Approvals

ASX Listing Rule 10.14 provides that a company must not permit a director to acquire securities under an employee incentive scheme without the prior approval of stockholders. Accordingly, stockholder approval is now being sought for the purposes of ASX Listing Rule 10.14 and for all other purposes for the grant of the NED Options to the Non-Executive Director as described below.

Principal Terms of Options

For the purposes of Listing Rules 10.14 and 10.15A the Company provides the following information.

If Proposal 2 is approved by stockholders, the corresponding NED Options will be issued to the Non-Executive Director as soon as practicable after the Annual Meeting and, in any case, no later than three years after the Annual Meeting.

The NED Options to be issued to each of the Non-Executive Director will be issued on the following terms and conditions:

(a)	Grant Price: There is no consideration payable for the grant of the NED Options.

(b)	Exercise Price:

(i)	The exercise price of the NED Options is US$1.67, based upon the closing price of the Company’s CDIs on the ASX on August 22, 2017, the date of approval by the board of the grant of the NED Options to Juliet Thompson.

(ii)	The NED Options are immediately exercisable upon issue and may be exercised at any time prior to their lapsing.

(c)	Vesting Conditions:

(i)	The NED Options shall vest over three years from the date of the options grant in (A) one installment of 33% of the shares on the first anniversary of the date of the options grant and (B) eight substantially equal installments vest on a quarterly basis thereafter.

(ii)	Any shares which are received on exercise of NED Options exercised prior to vesting will be subject to a repurchase right by the Company until fully vested at the lesser of cost or fair market value.

(iii)	All NED Options will vest in full upon a change in control event (as defined in the Non- Executive Director’s Option Agreements under the 2011 Plan).

(iv)	There are no performance conditions or other requirements attaching to the NED Options other than the requirement that the Non-Executive Director continue to be a director of the Company at each relevant vesting date.

(d)	Lapsing of NED Options: The NED Options will lapse in circumstances where:

(i)	the NED Options have been exercised or otherwise settled;

(ii)	the Non-Executive Director ceases to be a director of the Company on or prior to the date of vesting of the relevant NED Options; or

(iii)	the NED Options have not been exercised by the tenth anniversary of the date of grant.

As further required by ASX Listing Rule 10.15A, the following additional information is provided in relation to Proposal 2.

The maximum aggregate number of NED Options that may be granted by the Company under Proposal 2 is 30,000 NED Options to the Non-Executive Director.

Upon exercise, each NED Option will entitle the Non-Executive Director to receive one share of common stock at the exercise price as set out above.

No loans have been or will be made by the Company to the Non-Executive Director in connection with the acquisition of the NED Options or exercise of the NED Options.

No individual referred to in ASX Listing Rule 10.14 has received securities under the 2011 Plan since stockholder approval was last obtained under ASX Listing Rule 10.14.

Details of any securities issued under the 2011 Plan will be published in each annual report of the Company relating to a period in which securities have been issued, and that approval for the issue of the securities was obtained under ASX Listing Rule 10.14. Any additional persons who become entitled to participate in the 2011 Plan after the resolution was approved and who are not named in this Proxy will not participate until approval is obtained under ASX Listing Rule 10.14.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 2 by Juliet Thompson or any associate of Juliet Thompson. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or,

•	it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS (EXCLUDING JULIET THOMPSON, WHO DOES NOT MAKE A RECOMMENDATION WITH RESPECT TO PROPOSAL 2 DUE TO HER PERSONAL INTEREST IN THAT PROPOSAL) RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

PROPOSAL 3: APPROVE AN ADDITIONAL 10% PLACEMENT CAPACITY

Background

ASX Listing Rule 7.1 allows the Company to issue a maximum of 15% of its issued capital in any 12 month period without obtaining stockholder approval. In accordance with ASX Listing Rule 7.1A, eligible entities can issue a further 10% of their issued capital over a 12-month period (“Placement Securities”) without obtaining stockholder approval for the individual issues provided that stockholder approval is obtained at the entity’s annual meeting (and the entity is an “eligible entity” at the time of the annual meeting). The Company is an “eligible “entity” as at the date of this proxy statement.

Under ASX Listing Rule 7.1A, the Placement Securities must be in the same class as an existing quoted class of equity securities of the Company. As at the date of this proxy statement, the Company only has on issue one quoted class of equity securities, namely common stock, traded in the form of CDIs on the ASX.

The purpose of this Proposal 3 is to provide us with flexibility to meet future business and financial needs. We believe that it is advantageous for us to have the ability to act promptly with respect to potential opportunities and that approval of the issuance of the Placement Securities is desirable in order to have the securities available, as needed, for possible future financing transactions, strategic transactions, or other general corporate purposes that are determined by our board to be in the Company’s best interests.

Approval of this Proposal 3 would enable us to issue shares of common stock or CDIs without the expense and delay of holding a meeting of stockholders, except as may be required by applicable law or regulations. The cost, prior notice requirements, and delay involved in obtaining stockholder approval at the time a corporate action may become necessary could eliminate the opportunity to effect the action or could reduce the expected benefits.

Following the approval obtained at the Special Meeting of the Company on 28 February 2018, in which the Company obtained the approval of stockholders to refresh its placement capacity under ASX Listing Rule 7.1, if this Proposal is approved then, subject to the limitations described below with respect to the additional 10 percent placement capacity, we will generally be permitted to issue up to 25 percent of our issued and outstanding capital without any further stockholder approval in the next 12 months, unless such stockholder approval is required by applicable law, the rules of the ASX, or the rules of another stock exchange on which our securities may be listed at the time. As stated in our 2017 Annual Report, and other announcements, the Company continues to consider its options for securing the required financing in order to continue its operations and this may require the Company to issue a material amount of new shares of common stock or CDIs. We believe that the adoption of this Proposal 3 will enable us to promptly and appropriately respond to business opportunities or raise additional equity capital. Our board of directors will determine the terms of any issuance of securities in the future.

Approvals

The Company is now seeking stockholder approval to have the ability to issue Placement Securities under ASX Listing Rule 7.1A. The exact number of Placement Securities that may be issued by the Company under ASX Listing Rule 7.1A will be determined in accordance with the formula prescribed in ASX Listing Rule 7.1A.2 (a copy of which is replicated below):

(A x D) - E

A =	The number of fully paid ordinary securities on issue 12 months before the date of issue or agreement:

• plus the number of fully paid ordinary securities issued in the 12 months under an exception in ASX Listing Rule 7.2;

• plus the number of partly paid ordinary securities that became fully paid in the 12 months;

• plus the number of fully paid ordinary securities issued in the 12 months with stockholder approval under ASX Listing Rules 7.1 and 7.4; and

• less the number of fully paid ordinary securities cancelled in the 12 months.

D =	10%

E =	The number of equity securities issued or agreed to be issued under Listing Rule 7.1A.2 in the 12 months before the date of issue or agreement to issue that are not issued with stockholder approval under ASX Listing Rules 7.1 or 7.4.

If passed, Proposal 3 will allow the board of directors to issue up to an additional 10% of the Company’s issued capital during the 12-month period following the date of the Annual Meeting without requiring further stockholder approval. This is in addition to the Company’s 15% annual placement capacity provided for in ASX Listing Rule 7.1 (for which stockholder approval was obtained at the February, 28 2018 Special Meeting to refresh the Company’s placement capacity under ASX Listing Rule 7.1).

As required by ASX Listing Rule 7.3A, the following additional information is provided in relation to Proposal 3:

(a)	ASX Listing Rule 7.3A.1 – The minimum price at which Placement Securities may be issued pursuant to this ASX Listing Rule 7.1A approval will be no less than 75% of the volume weighted average price of the Company’s CDIs calculated over the 15 trading days on which trades in that class were recorded immediately before:

(i)	the date on which the price at which Placement Securities are to be issued is agreed; or

(ii)	if Placement Securities are not issued within five trading days of the date in paragraph (i), the date on which Placement Securities are issued.

If Placement Securities are issued for non-cash consideration the Company will provide to the market (in accordance with the ASX Listing Rules) a valuation of the non-cash consideration that demonstrates that the issue price of such Placement Securities complies with ASX Listing Rule 7.3A.

(b)	ASX Listing Rule 7.3A.2 – If stockholders approve Proposal 3 and the Company issues Placement Securities under ASX Listing Rule 7.1A, the existing stockholders of the Company face the risk of economic and voting dilution as a result of the issue of Placement Securities, to the extent that such Placement Securities are issued, including the risk that:

(i)	the market price for Placement Securities may be significantly lower on the issue date than on the date of the approval under ASX Listing Rule 7.1A; and

(ii)	Placement Securities may be issued at a price that is at a discount to the market price for those securities on the issue date.

The following table describes the potential dilution of existing stockholders on the basis of three different issue prices and values for variable ‘A’ in the formula in ASX Listing Rule 7.1A.2. The prices and values set out in the table below are examples only and include scenarios prescribed by the ASX Listing Rules. Accordingly, they provide no indication of the actual market price of the Company’s CDIs or the price at which issues of Placement Securities under ASX Listing Rule 7.1A will be made (assuming Proposal 3 is approved by stockholders).

Variable A in Listing Rule 7.1A.2		Dilution
		Issue price of A$0.0125 (50% of the current market price of the Company’s CDIs)		Issue price of A$0.025 (the current price of the Company’s CDIs)		Issue price of A$0.050 (100% increase in the current price of the Company’s CDIs)
616,655,049 CDIs (Current variable ‘A’)	10% Voting Dilution		61,665,505 CDIs		61,665,505 CDIs		61,665,505 CDIs
	Funds raised	AUD	770,819	AUD	1,541,638	AUD	3,083,275

924,982,574 CDIs (50% increase to current variable ‘A’)	10% Voting Dilution		92,498,257 CDIs		92,498,257 CDIs		92,498,257 CDIs
	Funds raised	AUD	1,156,228	AUD	2,312,456	AUD	4,624,913

1,233,310,098 CDIs (100% increase to current variable ‘A’)	10% Voting Dilution		123,331,009 CDIs		123,331,009 CDIs		123,331,009 CDIs
	Funds raised	AUD	1,541,638	AUD	3,083,275	AUD	6,166,550

Note: The above table has been prepared based on the following assumptions:

1.	The Company issues (as CDIs) the maximum number of Placement Securities available under the 10% placement capacity prescribed by ASX Listing Rule 7.1A.
2.	No options are exercised before the date of issue of Placement Securities under ASX Listing Rule 7.1A.
3.	The 10% voting dilution reflects the aggregate percentage dilution against the issued share capital at the time of issue. This is why the voting dilution is shown in each example as 10%.
4.	The table shows only the effect of issues of Placement Securities under ASX Listing Rule 7.1A, not under the Company’s 15% placement capacity under ASX Listing Rule 7.1.
5.	The issue price of A$0.025 is the closing price of the Company’s CDIs on ASX on April 15, 2018.
6.	All shares of common stock are held as CDIs

(c)	ASX Listing Rule 7.3A.3 – The date Placement Securities must be issued by (assuming Proposal 3 is approved by stockholders) is the date that is 12 months after the date of the Company’s 2018 Annual Meeting (i.e., May 22, 2019, Australian Eastern Standard Time) unless the Company approves a transaction under ASX Listing Rule 11.1.2 (a significant change to the nature or scale of the Company’s activities) or ASX Listing Rule 11.2 (disposal of the Company’s main undertaking), in which case the ASX Listing Rule 7.1A approval under Proposal 3 will fall away on the date of stockholder approval for the relevant transaction.

(d)	ASX Listing Rule 7.3A.4 – The Placement Securities will be issued for the purpose of funding the Company’s further development of the EndoBarrier® for the treatment of patients who have uncontrolled type 2 diabetes and are obese and for raising working capital for the Company. The Company does not intend to issue any of the Placement Securities for non-cash consideration; however, a valuation report would be provided in relation to any securities that were to be issued for non-cash consideration.

(e)	ASX Listing Rule 7.3A.5 – The Company’s allocation policy for issues of Placement Securities pursuant to approval under this Proposal 3 will depend on prevailing market conditions and the Company’s circumstances at the time of any proposed issue. The form and timing of any issue of Placement Securities under ASX Listing Rule 7.1A and the identity of the allottees of Placement Securities will be determined on a case by case basis having regard to any one or more of the following:

(i)	the methods of raising funds available to the Company including, but not limited to, private placements, rights issues or other issues in which existing stockholders of the Company can participate;

(ii)	the effect of the issue of Placement Securities on the control of the Company;

(iii)	the financial situation of the Company; and

(iv)	advice from any one or more of the Company’s professional advisers.

Allottees for the purposes of the issue of Placement Securities under ASX Listing Rule 7.1A have not been determined as at the date of this proxy statement but may include existing substantial stockholders and/or new stockholders who are not related parties or associates of a related party of the Company. In addition, if the Company is successful in acquiring new assets or investments it is possible that allottees for the purpose of the issue of Placement Securities under ASX Listing Rule 7.1A will be or include vendors of the new assets or investments.

As at the date of this proxy statement, the Company has not formed an intention as to the parties which it may approach to participate in an issue of Placement Securities under ASX Listing Rule 7.1A including whether such an issue would be made to existing stockholders or to new investors.

(f)	ASX Listing Rule 7.3A.6 – The Company last obtained stockholders approval under ASX Listing Rule 7.1A on May 3, 2017 (Prior Approval).

(a)	The Company has not issued any equity securities under ASX Listing Rule 7.1A approval between the date the Prior Approval was obtained and the date of the Annual General Meeting.

(b)	However for the purposes of ASX Listing Rule 7.3A.6(b) the Company has issued the following equity securities in the 12 months preceding the date of the Annual General Meeting:

a.	41,500 stock options (equivalent to 2,075,000 CDIs if exercised) were issued to two advisors and two employees of the Company in accordance with the Company’s 2011 Equity Incentive Plan on 21 June 2017. The exercise price of all options granted were equal to the fair market value per share of common stock being A$2.46 or (A$0.065 per CDI).

b.	58,780,619 CDIs (representing 1,175,612 shares of common stock) were issued to select institutional investors via a private placement in two tranches as announced on 23 January 2018. Each CDI had an issue price of A$0.035 (being a premium to the CDI trading price at the time). The total cash consideration was approximately A$2.05 million. The proceeds raised from this issue was applied by the Company in full to fund the continued development of EndoBarier and for general working capital purposes.

(g)	ASX Listing Rule 7.1A.4 – In accordance with the requirements of ASX Listing Rule 7.1A.4, if the Company issues equity securities pursuant to ASX Listing Rule 7.1A (that is, being the additional placement capacity the subject of the approval sought under this Proposal 3), it will give to ASX:

(a)	a list of the recipients of the securities and the number of equity securities issued to each (not for release to the market), in accordance with ASX Listing Rule 7.1A.4(a); and

(b)	the information required by ASX Listing Rule 3.10.5A for release to the market, in accordance with ASX Listing Rule 7.1A.4(b).

Voting Exclusion Statement

The Company will disregard any votes cast in respect of Proposal 3 by a person who may participate in the proposed issue of any Placement Securities and a person who might obtain a benefit, except a benefit solely in the capacity of a holder of shares, if Proposal 3 is passed, and any associates of those persons. However, the Company need not disregard a vote cast on Proposal 3 if:

•	it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy card; or

•	it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

As at the date of this proxy statement, the Company has not entered into any definitive agreements to issue Placement Securities under ASX Listing Rule 7.1A and therefore it is not known who may participate in a potential issue of Placement Securities (if any) under ASX Listing Rule 7.1A. Accordingly, as at the date of this proxy statement, the Company is not aware of any person who would be excluded from voting on this Proposal 3.

Vote Required and Board of Directors Recommendation

Under ASX Listing Rule 7.1A, Proposal 3 is required to be passed as a “special resolution” for the purposes of the ASX Listing Rules, which means that it must be approved by at least 75% of the votes cast by stockholders entitled to vote on Proposal 3.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 3 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our Company was incorporated on March 24, 2003 as a Delaware corporation, with operations based in Lexington, Massachusetts. In September 2011, the Company completed an initial public offering of its CDIs (and underlying shares of common stock) pursuant to a prospectus prepared in accordance with the requirements of Chapter 6D of the Australian Corporations Act 2001 (Cth) (“Corporations Act”) and filed with the Australian Securities and Investments Commission. Concurrently with the initial public offering, the Company completed a private placement with certain investors. Our shares of common stock trade on ASX in the form of CDIs. Our CDIs, each currently representing one-fiftieth of one share of our common stock, have been listed on ASX under the trading symbol “GID” since September 7, 2011. Prior to such time there was no public market for our securities.

Board of Directors

The board is responsible for the overall corporate governance of the Company. Issues of substance affecting the Company are considered by the full board, with advice from external advisers as required. Each director must bring an independent view and judgment to the board and must declare all conflicts of interest. Any issue concerning a director must be provided to the board at a board meeting as soon as practicable, and directors may not participate in discussions or resolutions pertaining to any matter in which the director has a material personal interest.

The board’s role in risk oversight includes receiving reports from senior management and the audit committee on a regular basis regarding material risks faced by the Company and applicable mitigation strategies and activities. The reports detail the effectiveness of the risk management program and identify and address material business risks such as technological, strategic, business, operational, financial, human resources and legal/regulatory risks. The board and its committees (described below) consider these reports, discuss matters with management and identify and evaluate any potential strategic or operational risks, and appropriate activity to address those risks.

The responsibilities of the board are set down in the Company’s Board Charter, which has been prepared having regard to the ASX Corporate Governance Council’s ASX Corporate Governance Principles and Recommendations 3rd edition (“ASX Corporate Governance Principles”). A copy of the Company’s Board Charter is available on the Company’s website at www.gidynamics.com.

Directors of the Registrant

The following table sets forth the name, age and position of each of our directors as of March 15, 2018:

Name	Age	Position
Daniel J. Moore(3)	56	Non-executive chairman of the Board
Timothy J. Barberich(1)(2)	70	Non-executive Director
Juliet Thompson(1)	51	Non-executive Director
Oern R. Stuge, M.D.(2)(3)	63	Non-executive Director

(1)	Member of the audit committee.
(2)	Member of compensation committee.
(3)	Member of nominating and corporate governance committee.

Daniel J. Moore has served as a director of the Company since 2014, as our vice-chairman from March 2015 to April 2016 and our chairman since May 2016. Mr. Moore’s extensive experience in domestic and international sales, operations and executive management in global medical device manufacturers and years of service on other boards makes him qualified to serve on our board of directors.

Mr. Moore has served as president, chief executive officer and director of Cyberonics, Inc., a medical technology company with core expertise in neuromodulation, from 2007 to October 2015. From 1989 to 2007, Mr. Moore held positions in sales, marketing, and senior management in the U.S. and in Europe at Boston Scientific Corporation, a diverse maker of minimally invasive medical products. His last position at Boston Scientific was President, International Distributor Management. Prior to that role, he held the position of President, Inter-Continental, the fourth largest business unit of Boston Scientific, with more than 1,000 global employees and revenues exceeding $700 million. Mr. Moore previously held senior management positions at several Boston Scientific U.S. and international divisions.

Mr. Moore currently serves as the chairman of LivaNova PLC (the company resulting from the merger of Sorin S.p.A. and Cyberonics, Inc.), chairman of ViewRay, a member of the board of directors for the Epilepsy Foundation of America, and as a member of the boards or advisory boards for BioHouston, Inc. and the Weldon School of Biomedical Engineering at Purdue University. He currently serves on the board of privately-held BrainScope Company, Inc., a medical technology company focused on traumatic brain injury, where he serves as Chairman. Past board positions include Smiling Kids, Inc., the Epilepsy Foundation of Texas (past-Chair), the Epilepsy Foundation of Texas — Houston (past-President), the Medical Device Manufacturers Association (past-Chair), Cyberonics, Inc., Topera, Inc. (acquired by Abbott) and TriVascular Technologies, Inc. (acquired by Endologix).

Mr. Moore holds a B.A. from Harvard University and earned an MBA from Boston University.

Timothy J. Barberich has been a director of the Company since June 2011. Mr. Barberich has nearly 40 years’ experience in pharmaceutical and medical device companies, in technical, sales, marketing and management positions, including as chief executive officer and chairman of the board. Mr. Barberich is the founder and former president, chief executive officer and chairman of Sepracor, Inc., a Nasdaq-listed-pharmaceutical company based in Massachusetts, which was acquired by Dainippon Sumitomo Pharma Co., Ltd. in 2009. Mr. Barberich founded Sepracor in 1984 and served as its chief executive officer from 1984 to 2007 and chairman of the board from 1990 to 2007. From 2007 to 2008, Mr. Barberich served as executive chairman of Sepracor and then chairman of the board from 2008 to 2009. Mr. Barberich led Sepracor through its early-stage research and development, product approvals, commercialization, private financings and initial public offering, partnerships with major companies, several successful spin-outs and achievement of revenues in excess of $1 billion. Prior to founding Sepracor, Mr. Barberich spent 10 years as a senior executive at Millipore Corporation, a company that provides separations products to the life science research, pharmaceutical, biotechnology and electronic markets. Mr. Barberich brings to our board the knowledge and experience of leading a company in the health care industry through every stage of its life cycle. We believe this experience and familiarity with the types of risks we may face, together with his broad medical device and pharmaceutical industry experience, makes Mr. Barberich uniquely suited to serve on our board.

Mr. Barberich is currently chairman and CEO of BioNevia Pharmaceuticals, Inc. and is a director of Verastem, Inc., a NASDAQ-listed biotechnology company, and Inotek Pharmaceuticals, Inc., a Nasdaq-listed biopharmaceutical company. Mr. Barberich also serves on the board of several private companies including Neurovance, Inc. and Frequency Therapeutics. Mr. Barberich was formerly a director of HeartWare International, Inc., a Nasdaq- listed medical device company, Tokai Pharmaceuticals, Inc., a Nasdaq-listed biopharmaceutical company, MirImmune Inc., which was acquired in 2016, BioSphere Medical, Inc., a Nasdaq-listed biotechnology company and Gemin X Biotechnologies, Inc. and Resolvyx Pharmaceuticals, which were acquired in 2011 and 2010, respectively.

Mr. Barberich holds a Bachelor of Science degree in Chemistry from Kings College in Pennsylvania and has taken graduate courses from the School of Chemistry at Rutgers University.

Juliet Thompson has been a director of the Company since August 22, 2017. Ms. Thompson also assumed the role of chair of the Company’s audit committee. Ms. Thompson has spent approximately 20 years working as an investment banker and strategic advisor to healthcare companies in Europe. She has a strong track record of advising companies on corporate strategy across numerous transactions.

Since March 2015, Ms. Thompson has served on the board of Nexstim Limited, a medical technology company listed on Nasdaq First North Finland and Sweden. Prior to that, Ms. Thompson led the European healthcare practice at Stifel Financial Corp., a diversified financial service holding company, serving as a partner from October 2013 to April 2015. In 2003, Ms. Thompson co-founded Code Securities, a healthcare investment banking firm that was purchased by Nomura and renamed Nomura Code Securities Limited (“Nomura Code”) in 2005, and served as Head of Corporate Finance and as a member of the board of Nomura Code until 2013. She is also currently a non-executive director of Vectura PLC, a company listed on the London Stock Exchange plc, and Novacyt S.A., a French-based company whose shares are admitted to trade on AIM, Ms. Thompson is a member of the Institute of Chartered Accountants in England and Wales (ACA) and holds a BSc degree in Economics from the University of Bristol. Her experience also includes roles at WestLB Panmure, ICI PLC, Deloitte and Touche and HM Treasury.

Oern R. Stuge, M.D. has served as a director of the Company since his appointment in January 2017. Dr. Stuge’s extensive experience in domestic and international sales, management and operations in a global medical device manufacturer makes him qualified to serve on our board of directors.

Dr. Stuge has served as an executive in various medical device, health care and life sciences companies over the last thirty years. Since January 2011, Dr. Stuge has been Chairman of Orsco Lifesciences AG, a management firm that specializes in medical technology through which he supports several companies. Prior to that, Dr. Stuge served in various positions, including as Senior Vice-President, at Medtronic Inc., from May 1998 to December 2009. Dr. Stuge is currently Chairman of Mainstay Medical Limited, a Euronext Paris-listed and Irish Stock Exchange-listed medical devices company and Luminas Limited, formerly a Nasdaq-listed medical company. Dr. Stuge also serves on the board of several private companies including Balt Extrusion SAS, Vision Ophthalmology Group Gmbh, Pulmonx International SA, and Phagenesis Limited. Furthermore, until December 2016, Dr. Stuge served on the board of Bonesupport AB, a private medical technology company.

Dr. Stuge received an M.D. from the University of Oslo, Norway, an M.B.A. from IMD and an INSEAD Certification in Corporate Governance.

Director Independence

Our board of directors currently consists of four (4) members: Timothy J. Barberich; Daniel J. Moore; Oern R. Stuge, M.D and Juliet Thompson. Our board of directors has determined that all directors are “independent.” We consider that a director is an “independent” director where that director is free from any business or other relationship that could materially interfere, or be perceived to interfere with, the independent exercise of the director’s judgment. We have assessed the independence of our directors regarding the requirements for independence that are set out in Principle 2 of the ASX Corporate Governance Principles. We have also assessed the independence of our directors with respect to the definition of independence prescribed by Nasdaq. There are no family relationships among our officers and directors, nor are there any arrangements or understandings between any of our directors or officers or any other person pursuant to which any officer or director was, or is, to be selected as an officer or director.

Committees of the Board of Directors and Meetings

The board of directors presently has the following three standing committees to facilitate and assist the board in fulfilling its responsibilities: (1) an audit committee, (2) a compensation committee and (3) a nominating and corporate governance committee. The board may also establish other committees from time to time to assist in the discharge of its responsibilities.

Meeting Attendance. During the fiscal year ended December 31, 2017 there were six (6) meetings of our board of directors, and the various committees of the board met a total of thirteen (13) times. No director other than Juliet Thompson who joined the board on August 2017, attended fewer than 75% of the total number of meetings of the board and of committees of the board on which he or she served during their Board term during fiscal 2017. We encourage all our directors to participate in each annual meeting of stockholders. Five of our directors attended our 2017 annual meeting of stockholders.

Audit Committee. Our audit committee met four (4) times during fiscal 2017. This committee currently has two (2) members, Juliet Thompson (chair) and Timothy J. Barberich. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission (“SEC”); and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. Our board of directors has determined that Juliet Thompson is an “audit committee financial expert,” as the SEC has defined that term. Our audit committee’s role and responsibilities are set forth in the audit committee’s written charter, a copy of which is publicly available on our website at www.gidynamics.com. The audit committee, among other things, oversees our corporate accounting and financial reporting, including auditing of our financial statements, reviewing the performance of our internal audit function and the qualifications, independence, performance and terms of engagement of our external auditor.

Compensation Committee. Our compensation committee met one (1) time during fiscal 2017. This committee currently has two (2) members, Timothy J. Barberich (chair) and Dr. Oern Stuge. All members of the compensation committee qualify as independent under the current definition promulgated by The Nasdaq Stock Market. All members of the compensation committee qualify as independent under the current definition promulgated by the ASX. Our compensation committee’s role and responsibilities are set forth in the compensation committee’s written charter, a copy of which is publicly available on our website at www.gidynamics.com. The compensation committee, among other things, establishes, amends, reviews and approves the compensation and benefit plans with respect to our senior management and employees including determining individual elements of total compensation of our chief executive officer and other members of senior management. The compensation committee is also responsible for reviewing the performance of our executive officers with respect to these elements of compensation.

Nominating and Corporate Governance Committee.    Our nominating and corporate governance committee met twice (2) during fiscal 2017 and has two (2) members, Daniel Moore (chair) and, Oern R. Stuge. All members of the nominating and corporate governance committee qualify as independent under the current definition promulgated by The Nasdaq Stock Market. All members of the nominating and corporate governance committee qualify as independent under the current definition promulgated by the ASX. The nominating and corporate governance committee’s role and responsibilities are set forth in the nominating and corporate governance committee’s written charter, a copy of which is publicly available on our website at www.gidynamics.com. The nominating and corporate governance committee, among other things, recommends the director nominees for each annual meeting and ensures that the audit, compensation and nominating and corporate governance committees of the board have the benefit of qualified and experienced independent directors.

In addition, under our current Board Charter, the nominating and corporate governance committee will review annually the results of the evaluation of the board and its committees, and the needs of the board for various skills, experience, expected contributions and other characteristics in determining the director candidates to be nominated at the annual meeting. The nominating and corporate governance committee will evaluate candidates for directors proposed by directors, stockholders or management in light of the committee’s views of the current needs of the board for certain skills, experience or other characteristics, the candidate’s background, skills, experience, other characteristics and expected contributions and the qualification standards established from time to time by the nominating and corporate governance committee. If the nominating and corporate governance committee believes that the board requires additional candidates for nomination, the committee may engage, as appropriate, a third-party search firm to assist in identifying qualified candidates. All nominees for director positions will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for nonincumbent nominees, at the discretion of the nominating and corporate governance committee.

The nominating and corporate governance committee will review a reasonable number of candidates for director recommended by a single stockholder who has held over 5% of our common stock for over one year and who satisfies the notice, information and consent provisions set forth in our bylaws. Candidates so recommended will be reviewed using the same process and standards for reviewing board recommended candidates. If a stockholder wishes to nominate a candidate for director, it must follow the procedures described in our bylaws and in “Stockholder Proposals for 2019 Annual Meeting” at the end of this proxy statement.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics applicable to our directors, executive officers and all other employees. A copy of that code is available on our corporate website at http://www.gidynamics.com. Any amendments to the code of business conduct and ethics, and any waivers thereto involving our executive officers, also will be available on our corporate website. A printed copy of these documents will be made available upon request. The content on our website is not incorporated by reference into this proxy statement.

Stockholder Communications to the Board

Communications to directors must be in writing and sent in care of the Company’s corporate secretary to GI Dynamics, Inc., Post Office Box 51915, Boston, Massachusetts 02205, U.S.A., Attention: Corporate Secretary or delivered via e-mail to corporatesecretary@gidynamics.com. The name(s) of any specific intended board recipient(s) should be noted in the communication.

A copy of each communication received since the date of the last board meeting shall be distributed to each director in advance of each regularly scheduled board meeting, except items that are unrelated to the duties and responsibilities of the board, such as: spam, junk mail and mass mailings, business solicitations and advertisements, and communications that advocate the Company’s engaging in illegal activities or that, under community standards, contain offensive, scurrilous or abusive content.

The Company’s corporate secretary shall be responsible for and oversee the receipt and processing of stockholder communications to board members. An acknowledgement of receipt shall be sent by the corporate secretary or assistant secretary to each stockholder submitting a communication. The Company’s corporate secretary shall retain a copy of each communication for one year from the date of its receipt by the Company. The board of directors or individual directors so addressed shall be advised of any communication withheld for safety or security reasons as soon as practicable. The corporate secretary shall relay all communications to directors absent safety or security issues.

Compensation Committee Interlocks and Insider Participation

The compensation committee consists of two (2) non-executive directors: Timothy J. Barberich (chair) and Dr. Oern Stuge. No member of the compensation committee is, or was formerly, one of our executive officers or employees. No interlocking relationship exists between the board of directors or compensation committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

Certain Relationships and Related Party Transactions

There are no existing agreements or arrangements and there are no currently proposed transactions in which the Company was, or is to be, a participant, in which the amount involved exceeded or will exceed $120,000 and in which any current director, executive officer, beneficial owner of more than 5% of our common stock, or entities affiliated with them, had or will have a material interest, except that (i) in September 2011, we entered into agreements with certain of our directors and substantial stockholders with respect to the conversion of the then existing preferred stock into common stock, the repayment of our outstanding convertible term notes and purchases of our CDIs by the note holders in our initial public offering on the ASX, (ii) in June 2017, we issued a convertible term promissory note in the aggregate principal amount of $5.0 million to Crystal Amber Fund Limited, our largest shareholder, which note accrues interest at 5% per annum compounded annually, is secured by substantially all of our personal property, matures on December 31, 2018, and contains certain provisions for conversion during the term of the note, and (iii) in January 2018, we entered into an agreement to offer and sell an aggregate of 27,391,756 CDIs (equivalent to 547,835 shares of common stock) at an issue price of A$0.035 per CDI to Crystal Amber Fund Limited in a private placement, which offer and sale was consummated in March 2018.

Policies and Procedures for Review and Approval of Related Party Transactions

We have adopted a policy and procedure for related party transactions. Our audit committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, directors, beneficial owners of more than 5% of our common stock, immediate family members of the foregoing persons and any other persons whom the board determines may be considered related parties of the Company, has or will have a direct or indirect material interest. The audit committee or its chairman, as the case may be, will only approve those related party transactions that are determined to be in, or are not inconsistent with, the best interests of the Company and its stockholders, after taking into account all available facts and circumstances as the audit committee or the chairman determines in good faith to be necessary. Transactions with related parties will also be subject to stockholder approval to the extent required by the listing rules of ASX (“Listing Rules”).

Executive Officers

The following table sets forth certain information regarding our current executive officers who are not also directors. We have an employment agreement with each of these executive officers.

Name	Age	Position
Scott Schorer	49	President and Chief Executive Officer
Brian Callahan	50	Chief Compliance Officer
Dave Bruce	40	Director, Finance

Scott Schorer—President and Chief Executive Officer

Scott Schorer has served as our president and chief executive officer since March 2016. Mr. Schorer has served as a consultant to numerous boards and CEOs across a wide variety of companies in the medical device, biologics and related markets. He was Chief Executive Officer of PlasmaTech Biopharmaceuticals, Inc. from September 2014 to June 2015. From May 2010 to September 2014, Mr. Schorer ran an interim leadership and strategic consulting practice under the name of SSMC. From February 2009 to May 2010, Mr. Schorer led the turnaround effort at Systagenix Wound Management, the former Advanced Wound Care division of Johnson & Johnson, as President of the Americas. Prior to that, Mr. Schorer founded and led IST: Innovative Spinal Technologies, where he served as CEO for eight years until February 2009, during which time IST received CE Mark and FDA approvals for five products before the company was sold to Integra Spine. Prior to IST, he co- founded and was CEO of CentriMed, leading to an acquisition by Global Healthcare Exchange (“GHX”). Mr. Schorer began his medical device career as a sales representative for a surgical distributor following his career as an infantry officer in the 82nd Airborne Division as a rifle and scout platoon leader. He has led financing for over $120 million in public and private equity financings. Mr. Schorer is also a co-inventor of 6 patents, and holds Bachelor of Arts and Bachelor of Engineering degrees from Dartmouth College, where he was also captain of the men’s crew.

Brian Callahan – Chief Compliance Officer

Brian Callahan has served as our chief compliance officer since May 2016. Mr. Callahan is an accomplished senior compliance executive with more than 25 years of experience in the medical device, pharmaceutical and biologics industries. Prior to joining GI Dynamics, Mr. Callahan was consulting from 2012 to 2016 with Vertex Pharmaceuticals as a senior compliance advisor and the FDA as a third-party certifier for an international project in Russia, Ukraine, and the United States. Prior to that Brian was an Executive Vice President of Clinical, Quality and Regulatory Affairs at Histogenics Corporation from April 2010 to September 2012, where he was instrumental in raising $49 million to restart the NeoCart Pivotal Phase III study. Prior to joining Histogenics, Brian was consulting for 8-years for Pharmaceutical, Medical Device, and Biologic global companies. In 2002, Mr. Callahan founded EEC & Associates, a global compliance consulting company providing clinical, regulatory and quality services to domestic and international life science companies. He began his career in the United States Army as a nuclear weapons specialist and has experience working for Johnson & Johnson, Covidien and Quintiles. Mr. Callahan has a BS in Electrical Engineering Technology from Fitchburg State University.

Dave Bruce – Director, Finance

Mr. Bruce has served as our Director, Finance, since April 2018 and, prior to that, as our General Accounting Manager since October 2016. Mr. Bruce served as Accounting Manager at Nutraclick LLC from April 2014 to October 2016 and, before that, as a consultant at Triton Resources from July 2010 to April 2014, where he acted as Controller for several companies in the biotechnology industry, including GNS Healthcare, Broad Institute, Stromedix and Daktari Diagnostics. Mr. Bruce has more than 15 years of accounting experience in the pharmaceutical, health and wellness, and fast casual restaurant industries, and holds both a BS in Accounting and an MBA with a concentration in Finance from Northeastern University.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid during the fiscal years ended December 31, 2017 and December 31, 2016 to (1) our current president and chief executive officer, and (2) our next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2017 and were serving as executive officers as of such date. The table includes one additional executive who would have been among the three most highly compensated executive officers except for the fact that he was not serving as an executive officer of the Company as of the end of 2017.

Name and Principal Position		Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Scott W. Schorer	(4)	2017	$400,000	$-	$-	$133,068	$-	$-	$-	$533,068
President and Chief Executive Officer		2016	$310,769	$-	$200,000	$200,000	$93,370	$-	$1,776	$805,915

Brian Callahan	(5)	2017	$350,000	$-	$-	$76,077	$-	$-	$-	$426,077
Chief Compliance Officer		2016	$225,481	$-	$94,155	$62,770	$67,890	$1,776	$-	$452,072

Karl-Heinz Blohm, Ph.D.	(6)	2017	$282,240	$-	$-	$-	$-	$-	$-	$282,240
Vice President, International		2016	$254,073	$-	$-	$101,250	$54,623	$-	$40,382	$450,328

1)	The amounts in the “Stock Awards” column do not reflect compensation actually received by our executive officers. Rather, these amounts represent the aggregate grant date fair value of all service based RSUs and the target value of the performance based RSUs granted during each fiscal year computed in accordance with FASB ASC Topic 718, Compensation – Stock Compensation, excluding the impact of estimated forfeitures. The aggregate fair value of these stock awards is determined using the market value of our common stock which is derived from the market value of our CDIs on the ASX, converted to a USD equivalent and adjusting for the ratio of 1 share of common stock per 50 CDIs and using the exchange rate as published by the Reserve Bank of Australia in effect on the date of grant, multiplied by the aggregate number of restricted stock units granted. A discussion of the assumptions used in calculating the grant date fair value may be found in “Note 14 – Share Based Compensation” in the notes to our Financial Statements included in our Annual Report on Form 10-K.
2)	The amounts in the “Option Awards” column represent the aggregate grant date fair value for option awards awarded during fiscal years 2017 and 2016 computed in accordance with the provisions of FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. A discussion of the assumptions used in determining grant date fair value may be found in “Note 14 – Share Based Compensation” in the notes to our Financial Statements included in our Annual Report on Form 10-K.
3)	Payments listed in the “Non-Equity Incentive Plan Compensation” column reflect discretionary performance-based awards made by our board for the named executive officers for fiscal years 2017 that were paid in January 2017.
4)	Mr. Schorer was hired as our President and Chief Executive Officer in March 2016 at an annual base salary of $400,000 per year. In connection with Mr. Schorer’s appointment, he was awarded an option to purchase 250,000 shares of the Company’s common stock (“Options”). In addition, the Company granted Mr. Schorer performance stock units (“PSUs”) equal to 250,000 shares of the Company’s common stock. In 2017, the Company granted Mr. Schorer 170,600 Options. The amount included in “All other Compensation” for Mr. Schorer represents amounts paid by the Company on his behalf for life insurance.
5)	Mr. Callahan was hired as our Chief Compliance Officer and Executive Vice President Clinical, Regulatory and Quality in May 2016 at an annual base salary of $350,000 per year. In connection with Mr. Callahan’s appointment, he was awarded an option to purchase 95,106 shares of the Company’s common stock. In addition, the Company made two grants of PSUs to Mr. Callahan, equal to 95,106 shares of the Company’s common stock and equal to 47,553 shares of the Company’s common stock. In 2017, the Company granted Mr. Callahan 97,535 Options. The amount included in “All other Compensation” for Mr. Callahan represents amounts paid by the Company on his behalf for life insurance.

6)	Mr. Blohm, resigned from the Company effective October 15, 2017. All of Mr. Blohm’s compensation was paid by us in Euros and the amounts reported reflect the conversion of Mr. Blohm’s compensation using the average exchange rate of Euros to U.S. Dollars during the fiscal year reported. In fiscal 2016, Mr. Blohm received an option grant for 75,000 shares of common stock that was awarded by our board. Mr. Blohm’s employment agreement provides that Mr. Blohm receive a monthly housing allowance. The amount included in “All other Compensation” for Mr. Blohm represents the annual cost of the housing allowance in U.S. Dollars using the average exchange rate of Euros to U.S. Dollars during the fiscal year reported.

Narrative Disclosure To Summary Compensation Table

Employment Agreements, Offer Letters and Separation Agreements

The following section summarizes the employment agreements, offer letters and separation agreements we have entered into with our named executive officers. For purposes of the employment agreements and offer letters, we use the following terms:

(i) “cause” to mean termination of employment as a result of the employee’s conviction of a crime involving moral turpitude, any material act of dishonesty by the employee involving the Company or a breach by the employee of his or her obligations under the terms of the non-competition, non-solicitation or non-disclosure agreements with the Company; and (ii) “constructive termination” to mean a material diminution in the employee’s title, responsibilities or duties, a material breach of the offer letter by us, a material reduction in the employee’s compensation or the relocation of the Company’s office beyond a 25-mile radius from its current location.

Scott Schorer

In March 2016, we entered into an executive employment agreement with Mr. Schorer to serve as our president and chief executive officer. We amended Mr. Schorer’s employment agreement in January 2017. Mr. Schorer’s agreement provided for, among other things: (i) an initial annual base salary of $400,000, subject to review by the board, (ii) eligibility to receive an annual bonus at a target amount of 30% of his base salary if approved in the sole discretion of our board, which bonus, if any, shall be paid within 45 days after the end of the fiscal year to which it relates. The most recent adjustment effective January 2017 increased Mr. Schorer’s potential annual bonus to 40% of his base salary.

Under the terms of the employment agreement, upon his Commencement Date, Mr. Schorer was granted 250,000 Options. The Options are exercisable at a price equal to the closing price on the Commencement Date and will vest as to 25% of the shares on the first anniversary of the Commencement Date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. Upon the Commencement Date, the Company also granted Mr. Schorer PSUs equal to 250,000 shares of the Company’s common stock. The shares underlying these PSUs will be issued to Mr. Schorer according to certain performance targets as detailed in the Employment Agreement. One quarter of the PSUs will lapse if they have not vested by June 30, 2019, an additional one quarter of the PSUs will lapse if they have not vested by June 30, 2020, and the remainder of the PSUs will lapse if they have not vested by January 30, 2021. None of the shares underlying these PSUs have been issued as of April 7, 2018.

The employment agreement provides that if Mr. Schorer’s employment with the Company is terminated by the Company without Cause (as defined in the employment agreement) or by Mr. Schorer for Good Reason (as defined in the employment agreement), subject to his execution of a release of claims agreement acceptable to the Company, he will be entitled to continuation of salary for up to 12 months, and payment of health insurance premiums necessary to continue health insurance coverage under COBRA for up to 12 months.

In addition, if a Change of Control (as defined in the employment agreement) takes place, upon the consummation of such Change of Control, 100% of Mr. Schorer’s unvested Options and PSUs shall vest and become immediately exercisable.

Brian Callahan

On April 13, 2018, the Company terminated Mr. Callahan’s employment, with such termination to be effective May 15, 2018.

In May 2016, we entered into an executive employment agreement with Mr. Callahan to serve as our Chief Compliance Officer and Executive Vice President Clinical, Regulatory and Quality. We amended Mr. Callahan’s employment agreement in January 2017. Mr. Callahan’s agreement provided for, among other things: an initial annual base salary of $350,000, subject to review by the board, (ii) eligibility to receive an annual bonus at a target amount of 30% of his base salary if approved in the sole discretion of our board, which bonus, if any, shall be paid within 45 days after the end of the fiscal year to which it relates. The most recent adjustment effective January 2017 increased Mr. Callahan’s potential annual bonus to 35% of his base salary.

Under the terms of the employment agreement, upon his Commencement Date, Mr. Callahan was awarded 95,106 Options. The Options are exercisable at $0.66 per share and vest as to 25% of the shares on the first anniversary of the Commencement Date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. In addition, under the terms of his employment agreement, the Company made two grants of PSUs to Mr. Callahan, the first equal to 95,106 shares of the Company’s common stock and the second equal to 47,553 shares of the Company’s common stock. The Shares underlying these PSUs will be issued to Mr. Callahan according to certain performance targets as detailed in his employment agreement. None of the Shares underlying these PSUs have been issued as of April 7, 2018.

The employment agreement provides that if Mr. Callahan’s employment with the Company is terminated by the Company without Cause (as defined in the employment agreement) or by Mr. Callahan for Good Reason (as defined in the employment agreement), subject to his execution of a release of claims agreement acceptable to the Company, he will be entitled to continuation of salary for up to 12 months, and payment of health insurance premiums necessary to continue health insurance coverage under COBRA for up to 12 months.

In addition, if a Change of Control (as defined in the employment agreement) takes place, upon the consummation of such Change of Control, 100% of Mr. Callahan’s unvested Options and PSUs shall vest and become immediately exercisable.

Karl-Heinz Blohm, Ph.D.

On August 30, 2017, Karl-Heinz Blohm, Ph.D., informed GI Dynamics, Inc. of his resignation as the Vice President, International, of the Company effective as of October 15, 2017.

In January 2013, in connection with Mr. Blohm’s continued employment with us, we entered into an employment agreement with Mr. Blohm to serve as our vice president, international. Mr. Blohm’s agreement provides for, among other things: (i) an annual base salary of €193,566 (approximately $219,000), subject to annual review, and (ii) eligibility to receive an annual bonus, if approved in the sole discretion of our board, which bonus, if any, shall be paid within 45 days after the end of the fiscal year to which it relates. The most recent adjustment effective January 2017 increased Mr. Blohm’s annual salary to €199,400 (approximately $225,000). We also agreed to pay for up to €3,041 (approximately $3,400) per month for housing in the vicinity of our European office.

Our agreement with Mr. Blohm further provided that if Mr. Blohm’s employment was terminated by us without cause, he would have been entitled to continuation of fifty percent (50%) of his salary and benefits for 12 months.

In addition, if a Change of Control (as defined in the employment agreement) were to take place, upon the consummation of such Change of Control, an additional 50% of Mr. Blohm’s then unvested stock options and 100% of the then unvested PSUs 100% would have vested and become immediately exercisable.

Mr. Blohm has also agreed, among other things, during the term of his employment and for one year thereafter not to engage in any competing activities with the business of the Company.

Outstanding Equity Awards at 2017 Fiscal Year-End

The following table shows all outstanding equity awards for the named executive officers in the Summary Compensation Table as of December 31, 2017.

		Option Awards					Stock Awards
Name		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Scott W. Schorer(1) President and Chief Executive Officer	2017 2016	31,986 109,375	138,614 140,625	$ $	0.78 0.80	1/12/2027 3/23/2026	— 250,000	$ $	— 272,000

Brian Callahan(2)	2017	18,285	79,250		$0.78	1,12,2027	—		$—
Chief Compliance Officer	2016	35,664	59,442		$0.66	5,9,2026	95,126 47,533	$ $	103,687 51,811

Karl-Heinz Blohm, Ph.D.(3)	2017	—	—		$—		—		$—
Vice President, International	2016	18,750	56,250		$1.35	1/15/2018	10,842		$11,818
		7,920	4,735		$5.38	1/15/2018
		5,300	481		$38.30	1/15/2018
		5,199	—		$44.40	1/15/2018
		40,000	—		$5.90	1/15/2018

(1)	The option and stock awards shown for Mr. Schorer were issued consistent with the terms of his Employment Agreement. The Options granted in 2016 vest as to 25% of the shares on the first anniversary of the grant date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. The Options granted in 2017 will vest quarterly over four years, provided that he remains employed by the Company on the vesting dates. The stock award was issued in the form of performance stock units (“PSUs”). The PSUs will be issued to Mr. Schorer according to certain performance targets as detailed in his Employment Agreement.
(2)	The option and stock awards shown for Mr. Callahan were issued consistent with the terms of his Employment Agreement. The Options granted in 2016 vest as to 25% of the shares on the first anniversary of the grant date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. The Options granted in 2017 vest quarterly over four years, provided that he remains employed by the Company on the vesting dates. The stock awards were issued in the form of performance stock units (“PSUs”). The PSUs were to be issued to Mr. Callahan according to certain performance targets as detailed in his Employment Agreement. On April 13, 2018, the Company terminated Mr. Callahan’s employment, effective May 15, 2018.
(3)	In fiscal 2016, Mr. Blohm was awarded and option to purchase 75,000 shares of the Company. The Options were to vest as to 25% of the shares on the first anniversary of the grant date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. Mr. Blohm resigned from the Company effective October 15, 2017. As of December 31, 2017, Mr. Blohm had 18,750 outstanding exercisable shares. All of Mr. Blohm’s shares were cancelled as of March 30, 2018.

Pension Benefits

We do not have any plans that provide for payments or other benefits at, following or in connection with the retirement of our employees, other than our 401(k) retirement plan which is available for all of our employees, including our named executive officers.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plan.

Potential Payments upon Termination or Change of Control

Upon termination of employment without cause or a resignation for good reason, our named executive officers and our current chief executive officer, Scott Schorer, are entitled to receive certain severance payments and other benefits. In determining whether to approve and in setting the terms of such severance arrangements, our compensation committee and our board recognize that executives, especially highly-ranked executives, often face challenges securing new employment following termination. We have agreed to provide severance benefits to our named executive officers and our current chief executive officer, as described below.

Scott Schorer. Severance amounts for termination without cause or a resignation for good reason for Mr. Schorer include: (A) an amount equal to six months of his base salary to be paid over a six-month period (unless such termination occurs (i) after December 31, 2017 or (ii) prior to January 1, 2018 and the Company has affirmatively decided to continue development of the EndoBarrier; in each such case Mr. Schorer will be entitled to receive 12 months of his base salary to be paid over a 12-month period); a pro-rata portion of Mr. Schorer’s at- target performance bonus as then in effect for the calendar year in which the termination occurs; and (C) COBRA premiums paid by the Company for Mr. Schorer and Mr. Schorer’s eligible dependents for up to six months after the termination date (unless such termination occurs (i) after December 31, 2017 or (ii) prior to January 1, 2018 and the Company has affirmatively decided to continue development of the EndoBarrier; in each such case Mr. Schorer will be entitled to such COBRA premium payments for up to 12 months after the termination date). Mr. Schorer’s offer letter also provides that 100% of any unvested stock options and performance stock units will immediately vest and become exercisable as of the consummation of a change in control in the Company.

Brian Callahan. Severance amounts for termination without cause or a resignation for good reason for Mr. Callahan include: (A) an amount equal to six months of his base salary to be paid over a six-month period (unless such termination occurs after December 31, 2017 or (ii) prior to January 1, 2018 and the Company has affirmatively decided to continue development of the EndoBarrier; in each such case Mr. Callahan will be entitled to receive 12 months of his base salary to be paid over a 12-month period); (B) a pro-rata portion of Mr. Callahan’s at-target performance bonus as then in effect for the calendar year in which the termination occurs; and (C) COBRA premiums paid by the Company for Mr. Callahan and Mr. Callahan’s eligible dependents for up to six months after the termination date (unless such termination occurs (i) after December 31, 2017 or (ii) prior to January 1, 2018 and the Company has affirmatively decided to continue development of the EndoBarrier; in each such case Mr. Callahan will be entitled to such COBRA premium payments for up to 12 months after the termination date). Mr. Callahan’s offer letter also provides that 100% of any unvested stock options and performance stock units will immediately vest and become exercisable as of the consummation of a change in control in the Company. On April 13, 2018, the Company terminated Mr. Callahan’s employment, with such termination to be effective May 15, 2018.

Karl Heinz-Blohm. Mr. Heinz-Blohm resigned his employment with the Company effective October 15, 2017.

We believe that our named executive officers’ and our current chief executive officer’s severance packages are in line with severance packages offered to executive officers of similar rank at companies of similar size to us in our industry.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2017 to each of our non-employee directors who received compensation for their service as directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Daniel J. Moore	$75,578	$—	$—	$—	$—		$—	$75,578

Timothy J. Barberich	$63,000	$—	$—	$—	$—	$ $	— —	$63,000

Graham J. Bradley, AM	$55,412	$—	$—	$—	$—	$ $	— —	$55,412

Anne J. Keating	$53,350	$—	$—	$—	$—		$—	$53,350

Oern R. Stuge, M.D.	$52,656	$—	$22,800	$—	$—		$—	$75,456

Juliet Thompson(1)	$23,239	$—	$50,100	$—	$—		$—	$73,339

(1)	Juliet Thompson’s option award grant is subject to stockholder approval at the 2018 annual meeting of stockholders

There were no stock or option awards to directors in fiscal 2017 except as noted for Oern R. Stuge, M.D. and Juliet Thompson.

In August 2011, our board adopted a non-executive director compensation policy, which was amended in May 2014 and further amended in January 2017, pursuant to which the non-executive directors will be compensated for their service on our board including as members of the various committees of our board. The number of directors on our board is determined from time to time by our board, up to a maximum of ten directors. The material terms of the policy are as follows:

•	each non-executive director will receive an annual fee of $50,000 payable for the director’s service during the year;

•	the chairman of our board will receive an additional annual fee of $25,000 payable for that director’s service during the year;

•	each non-executive director who serves as either a member or chair of certain committees of our board will receive an additional annual fee for their work on such committee as either a member or chair as follows:

•	audit committee: chair ($15,000) and member ($3,000);

•	compensation committee: chair ($10,000) and member ($2,000); and

•	nominating and corporate governance committee: chair ($5,000) and member ($1,000).

These fees are payable quarterly in arrears as of the last day of each fiscal quarter. Each director is also entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of our board and any committee on which he or she serves.

Each of our non-executive directors received an initial grant of non-qualified options to purchase 13,000 shares of our common stock at the initial public offering price. These options were granted on August 1, 2011 to our then-serving non-executive directors and vest as to 20% of the shares on the first anniversary of the grant date and to an additional 1.667% of the total shares on the same day of each month thereafter until August 1, 2016, subject to the director’s continued service on our board.

Each non-executive director whose service on our board commences at or following January 12, 2017 was granted a non-qualified stock option to purchase 30,000 shares of our common stock under our 2011 Stock Plan on the date of his or her initial appointment or election to our board and furthermore, each continuing director thereafter shall be granted a non-qualified stock option to purchase 8,000 shares of our common stock under our 2011 Stock Plan. Each option granted upon initial appointment shall vest over three years from the date of the grant in (i) one installment of 33% of the shares on the first anniversary of the date of the grant and (ii) 24 substantially equal monthly installments thereafter, each subject to the non-executive director’s continued service on our board. Each option granted to a continuing director shall grant in full on the first anniversary of the date of the grant.

In January 2014, at the recommendation of our compensation consultant, the board amended our non- executive director compensation policy to reflect that beginning in 2014, each non-executive director shall be granted a non-qualified stock option to purchase 1,000 shares of our common stock and a restricted stock unit for 1,000 shares of our common stock under the 2011 Stock Plan each year. Each such award shall vest in full on the first anniversary of the grant date, each subject to the non-executive director’s continued service on our board. On March 21, 2016, the board of directors waived the 2016 annual grant of stock options to purchase 1,000 shares of our common stock and a restricted stock unit for 1,000 shares of our common stock under our 2011 Stock Plan to each of our non-executive directors under our current non-executive director compensation policy.

In January 2017, the board amended our non-executive director compensation policy to reflect that beginning in 2017, each non-executive director shall be granted a non-qualified stock option to purchase 8,000 shares of our common stock under the 2011 Stock Plan each year. Each such award shall vest in full on the first anniversary of the grant date, each subject to the non-executive director’s continued service on our board.

As a result of our listing on the ASX, all equity grants to directors are subject to stockholder approval under the ASX Listing Rules.

Unless otherwise specified by our board or the compensation committee at the time of grant, all options granted under this policy shall (i) have an exercise price equal to the fair market value of the Company’s common stock as determined pursuant to the 2011 Stock Plan on the date of grant and (ii) such options shall become exercisable in full immediately prior to a change of control of the Company. Our non-executive directors in Australia will also be subject to a six-month restriction on selling any of our common stock or CDIs following the exercise of their options.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with regard to shares authorized for issuance under our equity compensation plans as of December 31, 2017. As of December 31, 2017, we had two active equity compensation plans, each of which was approved by our stockholders:

•	Our 2003 Omnibus Stock Plan; and
•	Our 2011 Employee, Director and Consultant Equity Incentive Plan.

Plan Category	Number of shares to be issued upon exercise of outstanding options or vesting of restricted stock units	Weighted-average exercise price of outstanding options	Number of shares remaining available for future issuance under equity compensation plans[1]

Equity compensation plans approved by security holders	1,384,880	9.77	1,181,920

Equity compensation plans not approved by security holders	–		–
Total	1,384,880	9.77	1,181,920

1)    Our 2011 Employee, Director and Consultant Equity Incentive Plan allows for an annual increase in the number of shares available for issue commencing on the first day of each fiscal year during the period beginning in fiscal year 2012 and ending in fiscal year 2020. The annual increase in the number of shares shall be equal to the lowest of: (i) 500,000 shares; (ii) 4% of the number of common shares outstanding as of such date; and (iii) an amount determined by our board of directors or our compensation committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2018, information regarding beneficial ownership of our common stock, and common stock held as CDIs, by the following:

•	each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;
•	each of our directors;
•	each of our named executive officers; and
•	all current directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options that are currently exercisable or exercisable within 60 days of March 31, 2018. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that the beneficial owners of the CDIs and common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Percentage of ownership is based on 12,333,101 shares of outstanding common stock, or common stock equivalent CDIs, outstanding on March 31, 2018. Unless otherwise indicated, we deem shares subject to options that are exercisable within 60 days of March 31, 2018, to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

Following our reverse stock split effected on April 9, 2015, because CDIs represent one-fiftieth of a share of our common stock, converting the number of CDIs owned by the person holding them into the equivalent number of shares of common stock may result in fractional shares of common stock. In the following table, the number of shares of common stock owned by each beneficial owner is rounded down to the nearest whole share of common stock.

Unless otherwise indicated in the table, the address of each of the individuals named below is: c/o GI Dynamics, Inc., PO Box 51915, Boston, MA 02205, U.S.A.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock
5% Shareholders
Crystal Amber Fund Limited(1)	5,855,129	47.47%
Medtronic, Inc.(2)	782,308	6.34%
Advanced Technology Ventures and Affiliated Entities(3)	663,455	5.38%

Directors and Executive Officers
Daniel J. Moore(4)	10,000	*
Timothy J. Barberich(5)	17,638	*
Oern Stuge(6)	12,500	*
Juliet Thompson	—	—
Scott W. Schorer(7)	178,312	1.43%
Brian Callahan(8)	78,032	*
All directors and executive officers as a group (6 persons)(9)	296,482	2.35%

*	Indicates less than 1%
(1)	Based upon our corporate records and the information provided by Crystal Amber Fund Limited (“CAFL”), in a Notice of Change of Interests of Substantial Holder (Form 604) filed with the ASX on March 8, 2018, reporting as of March 8, 2018. The address for CAFL is Heritage Hall, PO Box 225, Le Marchant Street, St. Peter Port, Guernsey.
(2)	Based upon our corporate records and the information provided by Medtronic, Inc. in a Schedule 13G/A filed on February 16, 2016, reporting as of January 26, 2015. According to this Schedule 13G/A, Medtronic, Inc. has sole voting power with respect to 782,308 shares of common stock, sole dispositive power with respect to all of these shares, and shared voting and dispositive power with respect to none of these shares. The address for Medtronic, Inc. is 710 Medtronic Parkway, Minneapolis, MN 55432.
(3)

Based upon our corporate records and the information provided by Advanced Technology Ventures to us on April 11, 2018, consists of (i) 540,968 shares held by Advanced Technology Ventures VII, L.P. (“ATV VII”), (ii) 21,709 shares held by Advanced Technology Ventures VII (B), L.P. (“ATV VII-B”),

(iii) 10,434 shares held by Advanced Technology Ventures VII (C), L.P. (“ATV VII-C”), (iv) 3,224 shares held by ATV Entrepreneurs VII, L.P. (“ATV VII-E” and together with ATV VII, ATV VII-B, ATV VII-C, collectively referred to as the “ATV VII Entities”), (v) 90,344 shares held by Advanced Technology Ventures VI, L.P. (“ATV VI”), 5,767 shares held by ATV Entrepreneurs VI, L.P. (“ATV VI-E” and together with ATV VI, collectively referred to as the “ATV VI Entities”), and 330 shares held by ATV Alliance 2002, L.P. (“ATV Alliance”, which together with the ATV VI Entities and ATV VII Entities are collectively referred to as the “ATV Entities”). Voting and dispositive decisions of the ATV VII Entities are made by a board of six managing directors (the “ATV VII Managing Directors”), each of whom disclaims beneficial ownership of the shares held by the ATV VII Entities. Voting and dispositive decisions of the ATV VI Entities are made by a board of five managing directors (the “ATV VI Managing Directors”), each of whom disclaims beneficial ownership of the shares held by the ATV VI Entities. Each of ATV VII Entities and ATV VI Entities disclaims beneficial ownership of any shares held by any of the ATV Entities. The address for Advanced Technology Ventures is 500 Boylston Street, Suite 1380, Boston, MA 02116.
(4)	Includes 10,000 shares subject to options exercisable within 60 days of March 31, 2018.
(5)	Includes 15,000 shares subject to options exercisable within 60 days of March 31, 2018.
(6)	Includes 12,500 shares subject to options exercisable within 60 days of March 31, 2018.
(7)	Includes 178,312 shares subject to options exercisable within 60 days of March 31, 2018.
(8)	Includes 78,032 shares subject to options exercisable within 60 days of March 31, 2018.
(9)	Includes 293,844 shares subject to options exercisable within 60 days of March 31, 2018.

REPORT OF AUDIT COMMITTEE

The audit committee of the board of directors, which consists entirely of directors who meet the independence and experience requirements of the ASX, has furnished the following report:

The audit committee assists the board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the board, which is available on our website at www.gidynamics.com. This committee reviews and reassesses our charter annually and recommends any changes to the board for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Moody, Famiglietti & Andronico, LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2017, the audit committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2017 with management and Moody, Famiglietti & Andronico, LLP, our independent registered public accounting firm;

•	Discussed with Moody, Famiglietti & Andronico, LLP the matters required to be discussed in accordance with Auditing Standard No. 16—Communications with Audit Committees; and

•	Received written disclosures and the letter from Moody, Famiglietti & Andronico, LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Moody, Famiglietti & Andronico, LLP communications with the audit committee and the audit committee further discussed with Moody, Famiglietti & Andronico, LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management Moody, Famiglietti & Andronico, LLP and Ernst & Young LLP (“EY”), the audit committee recommended to the board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the SEC.

Members of the GI Dynamics, Inc. Audit Committee

Timothy J. Barberich

Juliet Thompson

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis. We received either a written statement from our directors and officers or know from other means that any required Forms 5 were filed or that no Forms 5 were required to be filed. At the date of this proxy statement, we had not received a written statement from Crystal Amber Fund Limited, our only greater than 10% stockholder, who did not file a Form 5.

AUDIT-RELATED MATTERS

Audit and Non-Audit Fees

In June 2016, the Company dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm effective as of such date. On and effective as of that same date, the Company engaged Moody, Famiglietti & Andronico, LLP (“MFA”), as approved by the audit committee of the Board of Directors of the Company, as the Company’s independent registered public accounting firm.

The following table presents fees for professional audit services rendered by both MFA and EY for the audit of our annual financial statements for the years ended December 31, 2017, and 2016, and fees billed for other services rendered by EY and MFA during those periods.

	2017	2016
Audit fees(1)	$141,323	$165,410
Audit related fees(2)	$—	$15,000
Tax fees(3)	$28,500	$22,145
All other fees	$1,000	$—

Total	$170,823	$202,555

(1) Audit fees for 2017 and 2016 were for professional services rendered for the audits of our financial statements, including accounting consultation, review of our Registration Statements on S-8, and reviews of our quarterly financial statements.

(2) Audit related fees for 2016, were for professional services rendered to consent to the inclusion of the audit of our financial statements for the fiscal years ended December 31, 2015 and 2014 in our Registration Statements on S-8.

(3) Tax fees for 2017 and 2016 were for tax compliance, tax planning and tax advice, including preparation of our federal and state tax returns and international taxation advice.

Policy Regarding Pre-Approval of Audit and Permissible Non-audit Services Provided by the Independent Public Accountant

The audit committee is responsible for approving in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approving the fees and other terms of any such engagement. Of the services described above performed by MFA in 2017 and 2016, all were pre-approved by the audit committee and no fees were paid under a de minimus exception that waives pre-approval for certain non-audit services.

STOCKHOLDER PROPOSALS

Our bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, notice to our corporate secretary must be received at our principal executive offices not less than 45 days and no more than 75 days prior to the anniversary date of the preceding year’s annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2019 Annual Meeting, such a proposal must be received by the Company on or after March 7, 2019 (U.S. Eastern Daylight Time) but no later than April 6, 2019 (U.S. Eastern Daylight Time). If the date of the 2019 Annual Meeting is advanced by more than 30 days, or delayed by more than 30 days, from the anniversary date of the 2018 Annual Meeting, notice must be received no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 50 days prior to the date of such annual meeting, the 10th day following the day on which the public announcement of the date of such meeting is first made. Proposals that are not received in a timely manner will not be voted on at the 2019 Annual Meeting

OTHER MATTERS

The board of directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

Boston, Massachusetts

May 1, 2018

*X99999999999* X99999999999 GID PRX1803A *GID PRX1803A* I/We being a member(s) of GI Dynamics, Inc and entitled to attend and vote hereby appoint: PROXY FORM STEP 1 or failing the person or body corporate named, or if no person or body corporate is named, the Chairman of the Meeting, as my/our proxy to act on my/our behalf (including to vote in accordance with the following directions or, if no directions have been given and to the extent permitted by the law, as the proxy sees fit) at the Annual General Meeting to be held at 6:00pm (USEDT) on Monday, 21 May 2018 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, United States (which is on Tuesday, 22 May 2018 at 8:00 a.m., AEST), (the Meeting) and at any postponement or adjournment of the Meeting. The Chairman of the Meeting intends to vote undirected proxies in favour of each item of business. the Chairman of the Meeting (mark box) OR if you are NOT appointing the Chairman of the Meeting as your proxy, please write the name of the person or body corporate you are appointing as your proxy APPOINT A PROXY STEP 3 This form should be signed by the securityholder. If a joint holding, all securityholders must sign. If signed by the securityholder’s attorney, the power of attorney must have been previously noted by the registry or a certified copy attached to this form. If executed by a company, the form must be executed in accordance with the company’s constitution and the Corporations Act 2001 (Cth). Securityholder 1 (Individual) Joint Securityholder 2 (Individual) Joint Securityholder 3 (Individual) Sole Director and Sole Company Secretary Director/Company Secretary (Delete one) Director SIGNATURE OF SECURITYHOLDERS – THIS MUST BE COMPLETED STEP 2 Proxies will only be valid and accepted by the Company if they are signed and received no later than 48 hours before the Meeting. Please read the voting instructions overleaf before marking any boxes with an T * If you mark the Abstain box for a particular Item, you are directing your proxy not to vote on your behalf on a show of hands or on a poll and your votes will not be counted in computing the r equired majority on a poll. 1 Elect one Class I Director 2 Approve Non-Executive Director Stock Option Grant 3 Approve an Additional 10% Placement Capacity Proposals For Against Abstain* VOTING DIRECTIONS LODGE YOUR VOTE ONLINE www.linkmarketservices.com.au * BY MAIL (in AUSTRALIA) GI Dynamics, Inc. C/- Link Market Services Limited Locked Bag A14, Sydney South NSW 1235 Australia BY MAIL (in USA) GI Dynamics, Inc. C/- American Stock Transfer and Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 USA BY HAND (in AUSTRALIA) Link Market Services Limited Level 12, 680 George Street, Sydney NSW 2000 BY HAND (in USA) American Stock Transfer & Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 7 BY FAX +61 2 9287 0309 © ALL ENQUIRIES TO Telephone: +61 1800 770 850 (free call within Australia) ARBN 151 239 388

HOW TO COMPLETE THIS SECURITYHOLDER PROXY FORM YOUR NAME AND ADDRESS This is your name and address as it appears on the Company’s security register. If this information is incorrect, please make the correction on this Proxy Card. Securityholders sponsored by a broker should advise their broker of any changes. Please note: you cannot change ownership of your securities using this form. APPOINTMENT OF PROXY If you wish to appoint the Chairman of the Special Meeting as your proxy, mark the box in Step 1 of this Proxy Card. If the person you wish to appoint as your proxy is someone other than the Chairman of the Special Meeting please write the name of that person in Step 1. If you leave this section blank, or your named proxy does not attend the Special Meeting, the Chairman of the Special Meeting will be your proxy. A proxy need not be a securityholder of the Company. A proxy may be an individual or a body corporate. VOTES ON ITEMS OF BUSINESS – PROXY APPOINTMENT You may direct your proxy how to vote by placing a mark in one of the boxes opposite each item of business. All your securities will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of securities you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on the items of business, your proxy may vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid. APPOINTMENT OF A SECOND PROXY You are entitled to appoint up to two persons as proxies to attend the Special Meeting and vote on a poll. If you wish to appoint a second proxy, an additional Proxy Card may be obtained by telephoning the Company’s security registry or you may copy this Proxy Card and return them both together. To appoint a second proxy you must: (a) on each of the first Proxy Card and the second Proxy Card state the percentage of your voting rights or number of securities applicable to that Proxy Card. If the appointments do not specify the percentage or number of votes that each proxy may exercise, each proxy may exercise half your votes. Fractions of votes will be disregarded; and (b) return both forms together. SIGNING INSTRUCTIONS You must sign this form as follows in the spaces provided: Individual: where the holding is in one name, the holder must sign. Joint Holding: where the holding is in more than one name, all of the holders should sign. Power of Attorney: to sign under Power of Attorney, you must lodge the Power of Attorney with Link. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this Proxy Card when you return it. Companies: with respect to an Australian company, where the company has a Sole Director who is also the Sole Company Secretary, this Proxy Card must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this Proxy Card must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the office held by signing in the appropriate place. With respect to a U.S. company or other entity, this Proxy Card may be signed by one officer. Please give full name and title under the signature. CORPORATE REPRESENTATIVES If a representative of the corporation is to attend the Meeting the appropriate “Certificate of Appointment of Corporate Representative” should be produced prior to admission in accordance with the Notice of Meeting. A form of the certificate may be obtained from the Company’s security registry or online at www.linkmarketservices.com.au. IF YOU WOULD LIKE TO ATTEND AND VOTE AT THE SPECIAL MEETING, PLEASE BRING THIS FORM WITH YOU. THIS WILL ASSIST IN REGISTERING YOUR ATTENDANCE. LODGEMENT OF A PROXY FORM This Proxy Form (and any Power of Attorney under which it is signed) must be received at an address given below by 8:00am on Sunday, 20 May 2018 (AEST) (which is 6:00pm on Saturday, 19 May 2018 USEDT). Any Proxy Card received after that time will be invalid. Proxy Cards may be lodged using the reply paid envelope, or: ONLINE www.linkmarketservices.com.au Login to the Link website using the holding details as shown on the Proxy Form. Select ‘Voting’ and follow the prompts to lodge your vote. To use the online lodgement facility, securityholders will need their “Holder Identifier” (Securityholder Reference Number (SRN) or Holder Identification Number (HIN) as shown on the front of the Proxy Form). BY MOBILE DEVICE Our voting website is designed specifically for voting online. You can now lodge your instruction by scanning the QR code adjacent or enter the vot ing link www.linkmarketservices.com.au into your mobile device. Log in using the Holder Identifier and postcode for your shareholding. QR Code To scan the code you will need a QR code reader application which can be downloaded for free on your mobile device. * BY MAIL (in AUSTRALIA) GI Dynamics, Inc. C/- Link Market Services Limited Locked Bag A14 Sydney South NSW 1235 Australia BY MAIL (in USA) GI Dynamics, Inc. C/- American Stock Transfer and Trust Company LLC Operations Center 6201 15th Avenue Brooklyn, NY 11219 USA 7 BY FAX +61 2 9287 0309 BY HAND (in AUSTRALIA) delivering it to: Link Market Services Limited* Level 12, 680 George Street Sydney NSW 2000 BY HAND (in USA) American Stock Transfer & Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 USA * in business hours (Monday to Friday, 9:00am–5:00pm)

STEP 3 * If you do not mark the “For”, “Against” or “Abstain” box y our vote will not be counted. 1 Elect one Class I Director 2 Approve Non-Executive Director Stock Option Grant 3 Approve an Additional 10% Placement Capacity Proposals For Against Abstain* VOTING INSTRUCTIONS STEP 2 Link will then send you a legal form of proxy which will grant you or the person specified by you the right to attend and vote at the Meeting. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the Notice of Special Meeting including any cut off time for receipt of valid proxies. PROXY APPOINTMENT– this only needs to be completed if you wish to attend the Meeting or appoint another person to attend the Meeting If you wish to attend the Meeting in person or appoint another person or company other than CDN, who need not be a stockholder, to attend and act on your behalf at the Meeting or any adjournment or postponement thereof, please insert their name(s) in this box. Voting instructions will only be valid and accepted by CDN if they are signed and received no later than 72 hours before the Meeting. Please read the voting instructions overleaf before marking any boxes with an T *X99999999999* X99999999999 GID PRX1802I *GID PRX1802I* CDI VOTING INSTRUCTION FORM STEP 1 I/We being a holder of CHESS Depositary Interests (CDIs) of GI Dynamics, Inc (Company) hereby direct CHESS Depositary Nominees Pty Ltd (CDN) to vote the shares underlying my/our CDI holding at the Annual General Meeting of stockholders of the Company to be held at 6:00pm (USEDT) on Monday, 21 May 2018 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, United States (which is on Tuesday, 22 May 2018 at 8:00 a.m., AEST), and at any adjournment or postponement of that Meeting, in accordance with the following directions. By execution of this CDI Voting Instruction Form the undersigned hereby authorises CDN to appoint such proxies or their substitutes in their discretion to vote in accordance with the directions set out below. DIRECTION TO CHESS DEPOSITARY NOMINEES PTY LTD STEP 4 SIGNATURE OF CDI HOLDERS – THIS MUST BE COMPLETED This form should be signed by the CDI Holder in accordance with the instructions overleaf. CDI Holder 1 (Individual) Joint CDI Holder 2 (Individual) Joint CDI Holder 3 (Individual) Sole Director and Sole Company Secretary Director/Company Secretary (Delete one) Director LODGE YOUR VOTE ONLINE www.linkmarketservices.com.au * BY MAIL (in AUSTRALIA) GI Dynamics, Inc. C/- Link Market Services Limited Locked Bag A14, Sydney South NSW 1235 Australia BY MAIL (in USA) GI Dynamics, Inc. C/- American Stock Transfer and Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 USA BY HAND (in AUSTRALIA) Link Market Services Limited Level 12, 680 George Street, Sydney NSW 2000 BY HAND (in USA) American Stock Transfer & Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 7 BY FAX +61 2 9287 0309 © ALL ENQUIRIES TO Telephone: +61 1800 770 850 (free call within Australia) ARBN 151 239 388

HOW TO COMPLETE THIS CDI VOTING INSTRUCTION FORM YOUR NAME AND ADDRESS This is your name and address as it appears on the Company’s CDI register. If this information is incorrect, please make the correction on the form. CDI Holders sponsored by a broker should advise their broker of any changes. Please note: you cannot change ownership of your CDIs using this form. DIRECTION TO CHESS DEPOSITARY NOMINEES PTY LTD Each CHESS Depositary Interest (CDI) is evidence of an indirect ownership in the Company’s shares of common stock (Shares). Each CDI is equivalent to one-fiftieth of a Share of the Company so that every fifty (50) CDIs that you own as at 5:00pm on Saturday, 31 March 2018 (AEST) (which 3:00am on Saturday, 31 March 2018 (USEDT), entitles you to one (1) vote. The underlying Shares are registered in the name of CHESS Depositary Nominees Pty Ltd (CDN). As holders of CDIs are not the legal owners of the Shares, CDN is entitled to vote at the Annual Meetings of Stockholders on the instruction of the registered holders of the CDIs. APPOINTMENT OF PROXY If you wish to appoint the Chairman of the Annual Meeting as your proxy, mark the box in Step 1 of this Proxy Card. If the person you wish to appoint as your proxy is someone other than the Chairman of the Annual Meeting please write the name of that person in Step 1. If you leave this section blank, or your named proxy does not attend the Annual Meeting, the Chairman of the Annual Meeting will be your proxy. A proxy need not be a securityholder of the Company. A proxy may be an individual or a body corporate. VOTES ON ITEMS OF BUSINESS – PROXY APPOINTMENT You may direct your proxy how to vote by placing a mark in one of the boxes opposite each item of business. All your securities will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of securities you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on the items of business, your proxy may vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid. SIGNING INSTRUCTIONS You must sign this form as follows in the spaces provided: Individual: where the holding is in one name, the holder must sign. Joint Holding: where the holding is in more than one name, all of the holders should sign. Power of Attorney: to sign under Power of Attorney, you must lodge the Power of Attorney with Link. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this form when you return it. Companies: with respect to an Australian company, where the company has a Sole Director who is also the Sole Company Secretary, this form LODGEMENT OF A PROXY FORM This CDI Voting Instruction Form (and any Power of Attorney under which it is signed) must be received at an address given below by 8:00am on Saturday, 19 May 2018 (AEST) (which is 6:00pm on Friday, 18 May 2018 USEDT). Any CDI Voting Instruction Form received after that time will be invalid. CDI Voting Instruction Forms may be lodged using the reply paid envelope or: ONLINE www.linkmarketservices.com.au Login to the Link website using the holding details as shown on the CDI Voting Instruction Form. Select ‘Voting’ and follow the prompts to lodge your vote. To use the online lodgement facility, stockholders will need their “Holder Identifier” (Securityholder Reference Number (SRN) or Holder Identification Number (HIN) as shown on the front of the CDI Voting Instruction Form). BY MOBILE DEVICE Our voting website is designed specifically for voting online. You can now lodge your instruction by scanning the QR code adjacent or enter the voting link www.linkmarketservices.com.au into your mobile device. Log in using the Holder Identifier and postcode for your shareholding. QR Code To scan the code you will need a QR code reader application which can be downloaded for free on your mobile device. * BY MAIL (in AUSTRALIA) GI Dynamics, Inc. C/- Link Market Services Limited Locked Bag A14 Sydney South NSW 1235 Australia BY MAIL (in USA) GI Dynamics, Inc. C/- American Stock Transfer and Trust Company LLC Operations Center 6201 15th Avenue Brooklyn, NY 11219 USA 7 BY FAX +61 2 9287 0309 BY HAND (in AUSTRALIA) delivering it to: Link Market Services Limited* Level 12, 680 George Street Sydney NSW 2000 BY HAND (in USA) American Stock Transfer & Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 USA * in business hours (Monday to Friday, 9:00am–5:00pm)